EXHIBIT 10.17
                               AMENDMENT NO. 1


               AMENDMENT NO. 1 dated as of June 7, 1996, between: NEWELL CO., a corporation duly organized and validly existing under the laws of the State of Delaware (together with its successors, the "COMPANY"); each of the banks listed on the signature pages hereto under the headings Continuing Banks (the "CONTINUING BANKS") and New Banks (the "NEW BANKS") (together with its successors and permitted assigns, individually a "BANK" and, collectively, the "BANKS"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) as agent for the Banks (in such capacity together with its successors in such capacity, the "AGENT").

               The Company, the Continuing Banks, certain banks listed on the signature pages hereto under the heading Non-continuing Banks (the "NON-CONTINUING BANKS") and the Agent are parties to (1) the Five-Year Credit Agreement dated as of June 12, 1995 providing for loans to the Company and certain subsidiaries of the Company in U.S. Dollars and in other currencies in an aggregate amount not exceeding $550,000,000 at any one time outstanding (the "FIVE-YEAR CREDIT AGREEMENT") and (2) the 364-Day Credit Agreement dated as of June 12, 1995 providing for loans to the Company and certain subsidiaries of the Company in U.S. Dollars and in other currencies in an aggregate amount not exceeding $200,000,000 at any one time outstanding (the "364-DAY CREDIT AGREEMENT" and, together with the Five-Year Credit Agreement, the "CREDIT AGREEMENTS"). As of the Effective Date (as defined in Section 6 below), there are no outstanding Syndicated Loans under either of the Credit Agreements.

               The Company has requested that the Commitment of each of the Continuing Banks and Non-Continuing Banks under the 364-Day Credit Agreement be terminated, that the Commitment of each Continuing Bank under the Five-Year Credit Agreement be the amount set opposite its name on the signature pages hereto, that each New Bank undertake a Commitment under the Five-Year Facility in the amount set opposite its name on the signature pages hereto, and that certain other revisions be made in the Five-Year Credit Agreement, all on the terms and conditions hereof.

               Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               Section 1. DEFINITIONS. Except as otherwise defined in this Agreement No. 1, terms defined in the Five-Year Credit Agreement, as amended by this Amendment No. 1, are used herein as defined therein.

               Section 2. TERMINATION OF 364-DAY CREDIT AGREEMENT. Effective as of the Effective Date, the Commitments of the Continuing Banks and the Non-continuing Banks under the 364-Day Credit Agreement are hereby terminated.

               Section 3.  COMMITMENTS UNDER THE FIVE-YEAR CREDIT AGREEMENT.

     Effective as of the Effective Date, each Bank shall be a "Bank" under the Five-Year Credit Agreement with a Commitment under the Five-Year Credit Agreement in the amount set opposite such Bank's name on the signature pages of this Amendment No. 1, none of the Non-continuing Banks shall be a "Bank" under the Five-Year Credit Agreement, and the definition of the term Commitment in the Five-Year Credit Agreement shall be amended to read in its entirety as follows:

                    "COMMITMENT" shall mean, as to each Bank, the obligation of such Bank to make Syndicated Loans in an aggregate amount at any one time outstanding equal to the amount set opposite such Bank's name on the signature pages of Amendment No. 1 under the caption "Commitment" (as the same may be reduced pursuant to Section 2.05 hereof). As of the Amendment No. 1 Effective Date, the aggregate principal amount of the Commitments is $750,000,000.

               Section 4. AMENDMENTS. Effective as of the Effective Date, the Five-Year Credit Agreement shall be amended as follows:

               A. Section 1.01 of the Five-Year Credit Agreement shall be amended (a) by deleting the definition of the term "Other Agreement" and
     (b) by adding (to the extent not already included in Section 1.01) or amending (to the extent already included in Section 1.01) the following definitions and inserting the same in their appropriate alphabetical locations, as follows:

               "AMENDMENT NO. 1" shall mean Amendment No. 1 dated as of June 7, 1996 between the Company, the Banks and the Agent.

               "AMENDMENT NO. 1 EFFECTIVE DATE" shall mean the Effective Date as defined in Amendment No. 1.

               "APPLICABLE FACILITY FEE RATE" and "APPLICABLE MARGIN" shall mean, during any period when the Rating is at one of the Rating Groups specified below, the percentage set forth below opposite the reference to such fee or to the relevant Type of Syndicated Loan:


                                Rating          Rating          Rating         Rating
                                 Group           Group           Group          Group
           Fee or Loan             I              II              III            IV
         Applicable
           Facility Fee         0.060%          0.075%          0.110%         0.1875%
           Rate
         Applicable
           Margin for           0.140%          0.175%          0.240%         0.3625%
           LIBOR Loans
         Applicable
           Margin for            0.0%            0.0%            0.0%           0.0%
           Base Rate
           Loans

      Any change in the Applicable Facility Fee Rate or in the Applicable Margin by reason of a change in the Moody's Rating or the Standard & Poor's Rating shall become effective on the date of announcement or publication by the respective Rating Agency of a change in such Rating or, in the absence of such announcement or publication, on the effective date of such changed rating.

               "COMMITMENT TERMINATION DATE" shall mean the date five years after the Amendment No. 1 Effective Date; PROVIDED that, if such date is not a Business Day, the Commitment Termination Date shall be the next preceding Business Day.

               "CREDIT EXTENSION" shall mean the making of any Loan hereunder.

               "MOODY'S" shall mean Moody's Investors Service, Inc. or any successor thereto.

               "MOODY'S RATING" shall mean, as of any date, the rating most recently published by Moody's relating to the unsecured, long-term, senior debt securities of the Company then outstanding.

               "RATING" shall mean the Moody's Rating or the Standard & Poor's Rating.

               "RATING AGENCY" shall mean Moody's or Standard & Poor's.

               "RATING GROUP I" shall mean the Moody's Rating is at or above Aa2 or the Standard & Poor's Rating is at or above AA; "RATING GROUP II" shall mean (a) the Moody's Rating is at or above A3 or the Standard & Poor's Rating is at or above A- and (b) Rating Group I is not in effect; "RATING GROUP III" shall mean (a) the Moody's Rating is at or above Baa2 or the Standard & Poor's Rating is at or above BBB and (b) neither Rating Group I nor Rating Group II is in effect; "RATING GROUP IV" shall mean none of Rating Group I, Rating Group II or Rating Group III is in effect; PROVIDED that, (A) if the Moody's Rating and the Standard & Poor's Rating fall into different Rating levels and one of such Ratings is no more than one Rating level lower than the other of such Ratings, then the applicable Rating Group shall be based upon the higher of such Ratings and (B) if the Moody's Rating and the Standard & Poor's Rating fall into different Rating levels and one of such Ratings is two or more Rating levels lower than the other of such Ratings, then the applicable Rating Group shall be based upon a hypothetical Rating that is one lower than the Rating level of the higher of such Ratings.

               "STANDARD & POOR'S" shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., or any successor thereto.

               "STANDARD AND POOR'S RATING" shall mean, as of any date, the rating most recently published by Standard & Poor's relating to the unsecured, long-term, senior debt securities of the Company then outstanding.

               B. Section 2.04 of the Five-Year Credit Agreement shall be amended by adding a new paragraph (c) thereto reading as follows:

               (c) No Designation Letter may be amended, supplemented or otherwise modified without the approval of all of the Banks.

               C. Section 2.06 of the Five-Year Credit Agreement shall be amended to read in its entirety as follows:

               2.06 FACILITY FEE. The Company shall pay to the Agent for account of each Bank a facility fee on the daily average amount of such Bank's Commitment (whether used or unused), for the period from and including the Amendment No. 1 Effective Date to but not including the earlier of the date such Commitment is terminated and the Commitment Termination Date, at a rate per annum equal to the Applicable Facility Fee Rate. Accrued facility fee shall be payable in arrears on each Quarterly Date and on the earlier of the date the Commitments are terminated and the Commitment Termination Date.

               D. Clause (vi) of the second sentence of Section 8.06 of the Five-Year Credit Agreement is hereby deleted.

               Section 5. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Banks and the Agent that:

               (a) this Amendment No. 1 has been duly and validly authorized, executed and delivered by the Company; the Company has been duly authorized and empowered by each Approved Borrower to execute and deliver this Amendment No. 1; and this Amendment No. 1, and the Five-Year Credit Agreement as amended hereby, constitute the legal, valid and binding obligation of the Company and each Approved Borrower, enforceable against the Company and each Approved Borrower in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

               (b) on and as of the date hereof (after giving effect to the transactions contemplated by Sections 2, 3 and 4 hereof), (i) no Default has occurred and is continuing and (ii) the representations and warranties made by the Company in Section 7, Part A of the Five-Year Credit Agreement, and by each Approved Borrower in Section 7, Part B of the Five-Year Credit Agreement, are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

     It shall be an Event of Default for all purposes of the Five-Year Credit Agreement, as amended hereby, if any representation, warranty or certification made by the Company in this Amendment No. 1, or in any certificate or other writing furnished to any Bank or the Agent pursuant to this Amendment No. 1, shall prove to have been false or misleading as of the time made or furnished in any material respect.

               Section 6. CONDITIONS PRECEDENT. The termination of the Commitments of the Continuing Banks and the Non-continuing Banks under the 364-Day Credit Agreement set forth in Section 2 hereof and the amendments to the Five-Year Credit Agreement set forth in Sections 3 and 4 hereof shall become effective on the date (the "Effective Date") on which all of the following conditions shall have been satisfied:

               (a) AMENDMENT NO. 1. The Agent shall have received this Amendment No. 1, duly executed and delivered by each of the parties hereto.

               (b) FEES. The Agent shall have received in Dollars in immediately available funds at an account in New York specified by the Agent for account of the Continuing Banks and the Non-continuing Banks all fees payable under each of the Credit Agreements accrued to but not including the Effective Date.

               (c) NON-CONTINUING BANKS. The Agent shall have received the principal of and interest accrued to the Effective Date on all Money Market Loans, if any, held by the Non-continuing Banks under each of the Credit Agreements.

               (d) NOTES. The Agent shall have received a Syndicated Note and a Money Market Note for each New Bank duly executed by each Borrower, as appropriate.

               (e) AUTHORIZATION. The Agent shall have received certified copies of the charter and by-laws (or equivalent documents) of the Company and each of the Approved Borrowers (or, in the alternative, a certification of the Company to the effect that none of such documents has been modified since delivery thereof pursuant to Section 6.01 and Section 6.02 of the Five-Year Credit Agreement) and of all corporate authority for the Company (including without limitation, board of director resolutions and evidence of the incumbency of officers for the Company) with respect to the authorization, execution, delivery and performance of this Amendment No. 1 and the Five-Year Credit Agreement as amended hereby and each other document to be delivered by the Company from time to time in connection with the Five-Year Credit Agreement as amended hereby (and the Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from the Company to the contrary).

               (f) OTHER DOCUMENTS. The Agent shall have received such other documents as the Agent or any Bank may reasonably request.

               Section 7. OUTSTANDING LOANS. As of the Effective Date, all Money Market Loans made by any Continuing Bank and outstanding on the Effective Date under either of the Credit Agreements will be deemed to be Money Market Loans of such Continuing Bank outstanding under the Five-Year Credit Agreement.

               Section 8. BASIC DOCUMENTS OTHERWISE UNCHANGED. Except as herein provided, the Basic Documents shall remain unchanged and in full force and effect, and each reference to the Five-Year Credit Agreement in the Five-Year Credit Agreement and the Notes shall be a reference to the Five-Year Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified from time to time.

               Section 9. COUNTERPARTS. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.

               Section 10. BINDING EFFECT. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               Section 11. GOVERNING LAW. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


     NEWELL CO.


     By  /S/ C. R. DAVENPORT
        Name:   C. R. Davenport
        Title:  Vice President &
                  Treasurer


     THE AGENT

     THE CHASE MANHATTAN BANK
       (NATIONAL ASSOCIATION),
       as Agent


     By  /S/ CAROL A. ULMER
        Name:   Carol A. Ulmer
        Title:  Vice President

                                   CONTINUING BANKS

     COMMITMENT                    THE CHASE MANHATTAN BANK
     $75,000,000                     (NATIONAL ASSOCIATION)



                                   By  /S/ CAROL A. ULMER
                                      Name:   Carol A. Ulmer
                                      Title:   Vice President

     COMMITMENT                    ROYAL BANK OF CANADA
     $65,000,000


                                   By  /S/ PRESTON D. JONES
                                      Name:   Preston D. Jones
                                      Title:  Senior Manager
                                              Corporate Banking

     COMMITMENT                    BANK OF AMERICA ILLINOIS
     $50,000,000


                                   By  /S/ M. H. CLAGGETT
                                      Name:   M. H. Claggett
                                      Title:  Vice President

     COMMITMENT                    CIBC INC.
     $50,000,000


                                   By  /S/ DAVID MCGOWAN
                                      Name:   David McGowan
                                      Title:  Director

     COMMITMENT                    CREDIT LYONNAIS CAYMAN ISLAND
     $30,000,000                     BRANCH


                                   By  /S/ MICHEL BUYSSCHAERT
                                      Name:   Michel Buysschaert
                                      Title:  Authorized Signatory



     COMMITMENT                    MORGAN GUARANTY TRUST COMPANY
     $50,000,000                     OF NEW YORK



                                   By  /S/ DOUGLAS A. CRUIKSHANK
                                      Name:   Douglas A. Cruikshank
                                      Title:  Vice President



     COMMITMENT                    THE FIRST NATIONAL BANK OF CHICAGO
     $55,000,000


                                   By  /S/ JUDITH L. CORNWELL
                                      Name:   Judith L. Cornwell
                                      Title:  Authorized Agent

     COMMITMENT                    THE NORTHERN TRUST COMPANY
     $50,000,000


                                   By  /S/ LISA M. TAYLOR
                                      Name:   Lisa M. Taylor
                                      Title:  Commercial Banking Officer

     COMMITMENT                    PNC BANK, NATIONAL ASSOCIATION
     $30,000,000


                                   By  /S/ RICHARD T. JANDER
                                      Name:   Richard T. Jander
                                      Title:  Assistant Vice President

     COMMITMENT                    THE SANWA BANK, LIMITED
     $30,000,000


                                   By  /S/ RICHARD H. AULT
                                      Name:   Richard J. Ault
                                      Title:  Vice President


     COMMITMENT                    SOCIETE GENERALE
     $30,000,000


                                   By  /S/ ERIC SIEBERT
                                      Name:   Eric Siebert
                                      Title:  Corporate Banking Manager



                                   By  /S/ SETH ASOFSKY
                                      Name:   Seth Asofsky
                                      Title:  Vice President




                                   NEW BANKS


     COMMITMENT                    BANCA NAZIONALE DEL LAVORO S.p.A.
     $20,000,000                     NEW YORK BRANCH


                                   By  /S/ GIULIANO VIOLETTA
                                      Name:   Giuliano Violetta
                                      Title:  First Vice President


                                   By  /S/ GIULIO GIOVINE
                                      Name:   Giulio Giovine
                                      Title:  Vice President


                                   Lending Office for all Loans:

                                   Banca Nazionale Del Lavoro S.p.A.
                                     New York Branch
                                   25 West 51st Street
                                   New York, New York 10019


                                   Address for Notices:

                                   Banca Nazionale Del Lavoro S.p.A.
                                     New York Branch
                                   25 West 51st Street
                                   New York, New York 10019


                                   Attention:  Giulio Giovine
                                               Miguel Medida

                                   Telecopier No.:  212-765-2978

                                   Telephone No.:  212-581-0710


     COMMITMENT                    BANQUE NATIONALE DE PARIS
     $30,000,000                     CHICAGO BRANCH

                                   By  /S/ ARNAUD COLLIN DU BOCAGE
                                      Name:   Arnaud Collin du Bocage
                                      Title:  Executive Vice President
                                               & General Manager



                                   By  /S/ EDWARD MCGUIRE
                                      Name:   Edward McGuire
                                      Title:  Vice President


                                   Lending Office for all Loans:

                                   Banque Nationale De Paris
                                     Chicago Branch
                                   209 South LaSalle Street
                                   Chicago, IL 60604


                                   Address for Notices:

                                   Banque Nationale De Paris
                                     Chicago Branch
                                   209 South LaSalle Street
                                   Chicago, IL 60604


                                   Attention:  Chris Howatt
                                   Telecopier No.:  312-977-1380
                                   Telephone No.:  312-977-1383


     COMMITMENT                    THE DAI-ICHI KANGYO BANK, LTD.,
     $25,000,000                     CHICAGO BRANCH

                                   By  /S/ TAKESHI HEMMI
                                      Name:   Takeshi Hemmi
                                      Title:  Vice President


                                   Lending Office for all Loans:

                                   The Dai-Ichi Kangyo Bank, Ltd.,
                                     Chicago Branch
                                   10 South Wacker Drive
                                   26th Floor
                                   Chicago, IL 60606

                                   Address for Notices:

                                   The Dai-Ichi Kangyo Bank, Ltd.,
                                     Chicago Branch
                                   10 South Wacker Drive
                                   26th Floor
                                   Chicago, IL 60606

                                   Attention:  John Sneed
                                   Telecopier No.: 312-876-2011
                                   Telephone No.:  312-715-6362

     COMMITMENT                    MELLON BANK, N.A.
     $30,000,000

                                   By  /S/ M. JAMES BARRY, III
                                      Name:   M. James Barry, III
                                      Title:  Vice President


                                   Lending Office for all Loans:

                                   Mellon Bank N.A.
                                   3 Mellon Bank Center
                                   Pittsburgh, PA 15259


                                   Address for Notices:

                                   Mellon Bank
                                   55 West Monroe
                                   Suite 2600
                                   Chicago, IL 60603


                                   Attention:  James Barry
                                   Telecopier No.:  312-357-3414
                                   Telephone No.:  312-357-3407

     COMMITMENT                    THE SAKURA BANK, LIMITED
     $30,000,000

                                   By  /S/ SHUNJI SAKURAI
                                      Name:   Shunji Sakurai
                                      Title:  Joint General Manager


                                   By __________________________
                                      Name:
                                      Title:

                                   Lending Office for all Loans:

                                   The Sakura Bank Ltd.
                                   227 West Monroe Street
                                   Chicago, IL 60606

                                   Address for Notices:

                                   The Sakura Bank Ltd.
                                   227 West Monroe Street
                                   Chicago, IL 60606


                                   Attention:  Richard Wilson
                                   Telecopier No.:  312-332-5345
                                   Telephone No.:  312-580-3270

     COMMITMENT                    THE SUMITOMO BANK, LIMITED
     $25,000,000

                                   By  /S/ HIROYUKI IWAMI
                                      Name:   Hiroyuki Iwami
                                      Title:  Joint General Manager


                                   Lending Office for all Loans:

                                   The Sumitomo Bank, Limited
                                   233 South Wacker Drive
                                   Suite 4800
                                   Chicago, IL 60606-6448


                                   Address for Notices:

                                   The Sumitomo Bank, Limited
                                   233 South Wacker Drive
                                   Suite 4800
                                   Chicago, IL 60606-6448


                                   Attention:  Chuck Gitles
                                   Telecopier No.:  312-876-6436
                                   Telephone No.:   312-876-6445

     COMMITMENT                    COMMERZBANK AKTIENGESELLSCHAFT,
     $25,000,000                     CHICAGO BRANCH


                                   By  /S/ DR. HELMUT R. TOLLNER
                                      Name:   Dr. Helmut R. Tollner
                                      Title:  Executive Vice President


                                   By  /S/ SCOTT MCINTOSH
                                      Name:   Scott McIntosh
                                      Title:  Assistant Cashier


                                   Lending Office for all Loans:

                                   Commerzbank Aktiengesellschaft,
                                     Chicago Branch
                                   311 S. Wacker Drive
                                   Chicago, Illinois 60606


                                   Address for Notices:

                                   Commerzbank Aktiengesellschaft,
                                     Chicago Branch
                                   311 S. Wacker Drive
                                   Chicago, Illinois 60606



                                   Attention:  Mark Monson
                                               Scott McIntosh
                                   Telecopier No.:  312-435-1486
                                   Telephone No.:   312-408-6910

     COMMITMENT                    THE FUJI BANK, LIMITED
     $25,000,000

                                   By  /S/ PETER L. CHINNICI
                                      Name:   Peter L. Chinnici
                                      Title:  Joint General Manager

                                   Lending Office for all Loans:

                                   The Fuji Bank, Limited,
                                     Chicago Branch
                                   225 West Wacker Drive
                                   Suite 2000
                                   Chicago, Illinois 60606


                                   Address for Notices:

                                   The Fuji Bank, Limited,
                                     Chicago Branch
                                   225 West Wacker Drive
                                   Suite 2000
                                   Chicago, Illinois 60606


                                   Attention:   Stephen Peca
                                   Telecopier No.:  312-621-0539
                                   Telephone No.:   312-621-9484

     COMMITMENT                    ISTITUTO BANCARIO SAN PAOLO
     $25,000,000                     DI TORINO SPA


                                   By  /S/ WILLIAM DEANGELO
                                      Name:   William DeAngelo
                                      Title:  First Vice President



                                   By  /S/ ETTORE VIAZZO
                                      Name:   Ettore Viazzo
                                      Title:  Vice President


                                   Lending Office for all Loans:

                                   Istituto Bancario San Paolo
                                     Di Torino SPA
                                   245 Park Avenue
                                   New York, New York 10167


                                   Address for Notices:

                                   Istituto Bancario San Paolo
                                     Di Torino SPA
                                   245 Park Avenue
                                   New York, New York 10167


                                   Attention:  David Scarselli
                                   Telecopier No.:  212-599-5303
                                   Telephone No.:   212-692-3172



     The following bank acknowledges that, effective as of the Effective Date, its Commitments under the Credit Agreements are terminated.


                                   NON-CONTINUING BANK


                                   NATIONSBANK, N.A. (CAROLINAS)



                                   By  /S/ CARTER E. SMITH
                                      Name:   Carter E. Smith
                                      Title:  Vice President